Investor Presentation 08 , Exhibit 99.1

Some comments made in this presentation are “ forward looking”
statements, as defined in the Private Securities Litigation Reform Act of
1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are industry cyclicality and seasonality; fluctuations in demand and prices for steel; the financial condition of the company’s raw material suppliers; competitive activity and pricing pressure; ability to execute the company’s acquisition strategy; and
general economic conditions affecting the construction industry. Investors should refer to statements regularly filed by the company with the Securities and Exchange Commission for a discussion of additional factors which could affect the company’s operations and forward-looking statements made in this presentation. The company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.
Safe Harbor
1

It is our mission
to produce products and
systems, for the metal construction industry, of
enduring quality
that enhance the beauty, form
and
function
of structures in which people work,
live, play, learn, worship and use for storage and
protection.
Mission Statement
2

The Market

Metal Coil Coating
Metal Components
Engineered Building Systems
nci BUILDING SYSTEMS
Stores/Restaurants
Schools/Libraries
Dormitories
Hospitals/Health
Religious
Amusement
Government/Public
Miscellaneous
Manufacturing
Garages/Auto Service
Hotels/Motels
Offices/Banks
Warehouses

Nonresidential Market Segments 4

$270
$260
$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
'80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12

U.S. Nonresidential Activity Total Value Dotted lines are future projections. (in billions) Source: FW Dodge 5

2.0
1.9
1.8
1.7
1.6
1.5
1.4
1.3
1.2
1.1
1.0
0.9
'80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12

U.S. Nonresidential Activity Square Footage Dotted lines represent future projections. Source: FW Dodge (in billions) 6

NCI Overview

2006 and 2007 Results
Fiscal 2006 Fiscal 2007
Net Income 73,796 $           63,729 $
Adjusted EBITDA
(1)
181,169            176,718
Free Cash Flow
(2)
94,458              95,584
Average Fully Diluted Shares Outstanding 21,395              20,793
Ending Stock Price, October 60                       37
(1)
EBITDA is defined in the Company’s credit facilities, as amended from time to time. See page 43 for a reconciliation of adjusted EBITDA to net income.
(2)
Free Cash Flow is defined as operating cash flow less capital expenditures.
(in thousands)
8

2.1
1.9
1.7
1.5
1.3
1.1
0.9
0.7
0.5
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Operating Income & Adjusted EBITDA
With U.S. Nonresidential Activity
Adjusted EBITDA
Operating Income a
(in thousands)
a
Before Goodwill Amortization for fiscal years 1999-2001
U.S. Nonresidential Activity
(in billions of
square feet)
9
Dotted lines represent future projections.
Source for U.S . Nonresidential Activity:  FW Dodge

$1,100
$1,025
$950
$875
$800
$725
$650
$575
$190,000
$170,000
$150,000
$130,000
$110,000
$90,000
$70,000
$50,000
1999
2000
2001
2002
2003
2004
2005
2006
2007

Historical Operating Income
And Adjusted EBITDA & Weighted Average Cost of Steel
Adjusted EBITDA
Operating Income a
(in thousands)
a
Before Goodwill Amortization for fiscal years 1999-2001
Average Cost of Steel per Ton
(cost / ton)
10

$1,025
$975
$925
$875
$825
$775
$725
$675
$625
$575
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1999
2000
2001
2002
2003
2004
2005
2006
2007

Historical Operating Income
And Adjusted EBITDA Margins & Weighted Average Cost of Steel
Adjusted EBITDA Margin
Operating Income Margin a
a
Before Goodwill Amortization for fiscal years 1999-2001
Average Cost of Steel per Ton
(cost / ton)
11

$1,025
$975
$925
$875
$825
$775
$725
$675
$625
$575
1999
2000
2001
2002
2003
2004
2005
2006
2007

NCI Revenue And Weighted Average Cost of Steel Average Cost of Steel per Ton NCI Revenue (cost / ton) 12 $1,700 $1,600 $1,500 $1,400 $1,300 $1,200 $1,100 $1,000 $900 $800 (in millions)

$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.34
$2.43
$0.91
$1.68
$1.20
$2.24
$2.68
$3.45
$3.06
$3.09 - $3.44
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Earnings Per Share
a  Includes $0.29 in 2004 for debt extinguishment.
b  Includes $0.06 benefit for group medical.
c  Includes the adoption of FAS 123(R) expense of $0.10 and the dilutive impact of the convertible notes of $0.18.
d Includes the dilutive impact of the convertible notes of $0.15.
e Excludes the dilutive impact of the convertible notes, if any, because that amount will depend on the future trading price of our stock.
d
a b
c
Guidance
e
13

Core Strengths
•
Multi-Brand Strategy
•
Hub and Spoke Distribution
•
Integrated Business Model
•
Consolidated Purchasing Power
•
Homogenous – Best Class
Manufacturing
•
Industry Leading Engineering
Systems
•
Alignment for Maximized Value
14

Product Benefits • Resilience to Harsh Weather • Benefit to Environment • Quick and Easy Assembly • Long-Term Economic Advantages 15

Engineered Building Systems
Metal Coil Coating
Metal Components
NCI BUILDING SYSTEMS

Integrated Business Segments
Supplies painted light gauge
coils for panels and flashings
and heavy gauge coils for
secondary structural products
Produces main frames,
Long-Bay ® Systems and
light commercial systems
for all brands and depots
Produces metal components
for the Engineered Building
Systems segment including
roll-up and sectional doors
16
Metal Coil Coating
Metal Components
Engineered
Building Systems

Others
50%
Roll Coater
14%
MSC
Prefinish
Metals
7%
NCI
10%
Precoat
Metals
Division
19%

•Does not include
in-house painters
Hanna Steel
33%
Midwest
Metal
Coaters
10%
Others
2%
SDI
10%
NCI
45%

Metal Coil Coating
LIGHT GAUGE
COIL COATING
HEAVY GAUGE
HOT ROLLED
STEEL COATING
Cleans, treats, coats and
paints flat-rolled metal
coil substrates
Slits and/or embosses
coated coils
Manufacturers of
painted steel
products
127,347
122,809
110,758
117,873
83,583
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales
PRODUCTS
CUSTOMERS
SOURCE:  2007 NCI/Strategic Decisions Group
17

Englert
4%
Genesis
(Fabral/Vicwest)
7%
Metal Sales
6%
McElroy Metal
5%
NCI
12%
Copper Sales/
UNA Clad
5%
Others
61%

473,499
547,959
567,005
670,836
613,324
5%
10%
15%
20%
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales
Metal Components
PRODUCTS CUSTOMERS
Small, medium and
large contractors
Specialty roofers
Regional fabricators
Engineered building
fabricators
End Users
Pre-formed metal roof and
wall systems
Secondary structural
members
Flashings and accessories
Roll-up and sectional doors
and interior partition
systems
SOURCE:  2007 NCI/Strategic Decisions Group
18

Nucor Building Systems 12%
Butler Manufacturing/ Varco Pruden 19%
Others 49%
NCI 20%

Engineered Building Systems
Builder Network
General Contractors
Developers
Custom fabrication
customers
End Users
PRODUCTS CUSTOMERS
Engineered custom use
buildings
Commercial and Industrial
buildings
Self-storage mini-warehouses
Steel-framed homes
Insulated roof and wall panels
Long Bay
®
System
SOURCE:  2007 NCI/Strategic Decisions Group
19
297,304
414,095
452,303
781,773
927,366
5%
10%
15%
20%
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
1,000,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales

NCI Annual Steel Spend in 2007
% of Total
Steel Vendor Steel Spend
A 26%
B 8%
C 7%
D 6%
E 5%
F 4%
G 3%
Top 7 Steel Vendors 59%
All Other Steel Suppliers 41%
* Only one steel vendor supplied greater than
10% of our total steel spend in 2007
20

Volume (Tons)
Price (per Ton)
8%
10%
12%
14%
16%
18%
20%
22%
1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15%
Volume vs. Price Changes
And the Effect on Operating Income Margin
1% Increase in Volume or Price
21

Current Locations NCI Metal Coil Coating (5) NCI Metal Components (19) NCI Engineered Building Systems (16) Business Segments 22

Strategy

$0
$40
$80
$120
$160
$200
2003 2004 2005 2006 2007
2003 Five-Year Growth Strategy
Acquire a major Building Systems
competitor
Develop or purchase an E-commerce
channel
Make opportunistic acquisitions in
Components for regional advantage
Add Coatings capacity to meet possible
internal demand
Improve key competencies required to
compete in the future
Adjusted EBITDA
24

2008 NCI Growth Strategy
Strategic Initiatives
Operating
•
Further Develop Common Engineering and
Drafting Systems
•
Rationalize Plant Capacity
•
Introduce Common ERP System
Product & Marketing
•
Expand Insulated Panel Product Line
•
Capture Share of the growing Green Building Market
•
Target Identified End Markets
E-Commerce
•
Introduce Components Web-based  Order
Entry System
•
Deploy Web-based Pricing Software for Small Metal
Buildings to NCI Builder Network
•
Enhance E-Commerce Sales & Marketing
Accretive Acquisitions
•
Continue to Identify and Assess Acquisition
Opportunities
Potential Incremental EBITDA over 2007
SOURCE: 2007 NCI/Strategic Decisions Group Estimates
3.5%
18.9%
34.5%
38.8%
43.1%
2.0%
14.4%
27.4%
40.8%
54.8%
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
NCI Organic Growth Accretive Growth
See Assumptions on page 30.
Excludes baseline market growth.
5.5%
33.3%
61.9%
79.6%
97.9%
25

2008 Organic Growth Strategy
Operating Initiatives
•
Further Develop Common Engineering
and Drafting Systems to:
•
Better utilize hub and spoke system
•
Rationalize inventories based on product demand
•
Reduce Engineering and Drafting Costs
•
Shorten Engineering and Drafting lead times
•
Respond faster to customer schedules
•
Rationalize Plant Capacity to:
•
Optimally locate new low-cost frame plant
•
Reduce costs and increase utilization of existing
facilities
•
Introduce Common ERP System to:
•
Reduce costs through effective Supply Chain
Management
•
Provide additional enterprise-wide business intelligence
•
Enable information sharing and more efficient order
fulfillment
•
Reduce administrative costs
Potential Incremental EBITDA over 2007
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
Operating Initiatives
SOURCE: 2007 NCI/Strategic Decisions Group Estimates
26
Operating Initiatives

Product & Marketing Initiatives
•
Expand Insulated Panel Product Line to:
•
Promote and further develop the energy-efficient
product line capitalizing on the growing market
opportunity created by environmental demand
•
Capture Share of the growing
Green Building Market by:
•
Electing a corporate “Green” advocate
•
Creating a targeted marketing campaign to include
optimal opportunities for advertising and sponsorships
•
Target Identified End Markets to:
•
Build brand awareness for NCI
•
Cultivate a pull strategy for demand
Potential Incremental EBITDA over 2007
SOURCE: 2007 NCI/Strategic Decisions Group Estimates
2008 Organic Growth Strategy
27
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
Product & Marketing Initiatives
Operating Initiatives

E-Commerce Initiatives
•
Introduce Components Web-based
Order Entry System that:
•
Provides an easy-to-use ordering and tracking system for
customers online 24/7
•
Reduces order-entry errors
•
Shortens lead times to manufacturing
•
Compels, recruits and retains customers
•
Deploy Web-based Pricing Software for
Small Metal Buildings to:
•
Support builder need to design, price and buy
small buildings quickly and efficiently
•
Add incremental sales
•
Increase plant utilization with smaller, less
complex buildings
•
Enhance E-Commerce Sales & Marketing by:
•
Aggressively expanding the promotion of online solutions for ordering products to end users, small general contractors, do-it-
yourselfers, etc.
Potential Incremental EBITDA over 2007
2008 Organic Growth Strategy
28
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
Operating Initiatives
Product & Marketing Initiatives
E-Commerce Initiatives
SOURCE: 2007 NCI/Strategic Decisions Group Estimates

0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
Operating Initiatives
Product & Marketing Initiatives
E-Commerce Initiatives
Accretive Growth
•
NCI’s organic growth strategy enables us
to take advantage of acquisition
opportunities
•
Capitalizing on our proven history of
identifying and integrating successful
acquisitions
•
Estimates include a projected $50 to
$150 MM in accretive annual acquisitions
SOURCE: 2007 NCI/Strategic Decisions Group Estimates
Potential Incremental EBITDA over 2007
Excludes baseline market growth.
2008 Accretive Growth Opportunities
29

Market Assumptions for 2008 NCI Growth Strategy
•
Nonresidential market opportunity generally in line with FW Dodge estimates as depicted on pages 5 and 6
•
Steel prices will show moderate increases over the 5-year period
•
Steel price increases will continue to be passed on to end-users
•
General inflation rate of approximately 3%
30

2008 Key Action Items
•
Corporate-Wide Initiatives
•
Implement Supply Chain Management cost reductions across all divisions
•
Accumulate cash for debt repayment or stock repurchase
•
Successfully launch Green Building marketing initiative
•
Continue to identify and assess acquisition opportunities
•
Coatings Division
•
Substantially increase Coatings Division external package sales
•
Components Division
•
Expand Insulated Panel product offering through OEM purchase arrangement and start construction of new plant
•
Roll-out Components web-based Order Entry System
•
Maintain pricing discipline in Components business
•
Begin ERP upgrade in Components Division
•
Buildings Division
•
Continue development of Common Engineering and Drafting Systems
•
Continue product consolidation
•
Plan for new low-cost Frame plant
•
Deploy web-based pricing software for small buildings to NCI’s Builder
Networks
31

$215
$5.9
$7.7
$9.4
$23.0
$245
$251
$292
$341
$10.7
$10.7
$14.7
$19.9
$293
$449
$12.9
$11.2
$21.7
$28.8
$359
$434
$463
$10.5
$6.5
$21.3
$25.4

For Fiscal Quarters 2004 through Q1 2008 Net Income [in millions] SALES [in millions] Quarterly Sales & Net Income 32 $361 $7.5

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$3,000
1st Quarter
2nd Quarter
3rd Quarter
4th Quarter

IT
21%
Cost Reduction
6%
Safety/
Environmental
5%
Repair/
Replacement
33%
Growth/
Capacity
35%

Capital Spending Plan Total 2008 Plan $41 million 33 Actual Spend Planned Spend

Financial Data

NCI Sales
(in millions)
$316
$363
$408

NCI's Capital Structure Management
(in millions)

(in billions)

NCI Performance vs. The Industry
Overall Nonresidential Construction Spending
Source:  FW Dodge
NCI
MBCI
$550
$696
$816
After Merger
Outstanding Debt
EBITDA LTM
$865
$937
$955 $953
$898
$1,085
$1,130
$1,570
$1,624
35
Sharp downturn
Best-ever industry growth
$1,018

$937
$953
$928
$1,570
$1,624
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Sales $408 ($ in millions) NCI MBCI After Merger $408 36

$54
$103
$140
$154
$106
$100
$84
$128
$142
$181
$177
$170 - $180
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

* Adjusted EBITDA is defined in the Company’s credit facilities and is calculated on Appendix I and II. ($ in millions) Adjusted EBITDA * Projected 37

Engineered Building Systems 50%
Metal Components 43%
Metal Coil Coating 7%

Engineered Building Systems 57%
Metal Components 38%
Metal Coil Coating 5%

Engineered Building Systems 38%
Metal Coil Coating 13%
Metal Components 49%

Engineered Building Systems 54%
Metal Components 32%
Metal Coil Coating 14%

Operating Segment Results
Fiscal Year 2006 vs. Fiscal Year 2007
Fiscal Year 2006
THIRD PARTY SALES
$1,570 million
Fiscal Year 2006
OP PROFIT
$189 million*
Fiscal Year 2007
THIRD PARTY SALES
$1,624 million
Fiscal Year 2007
OP PROFIT
$187 million*
* Before Corporate Expenses.
38

Cash Flow
a
Before cumulative effect of change in accounting principle
b
Excludes $180,000 convertible debt
C
Excludes $200,000 additional term loan borrowings
2005
2003 2002 2001 2000 1999 2004
2006
22,800
23,007
23,191
2,401
4,161
(17,912)
57,648
48,550
- - -
4,310
114
4,674
57,648
31,314
22,883
3,949
2,931
6,878
(9,175)
58,780
70,200
- - -
- - -
175
(11,595)
58,780
16,535
34,866
26,331
3,020
8,210
(15,026)
73,936
49,380
- - -
5,521
909
18,126
73,936
44,407
33,487
(6,347)
721
4,456
(28,885)
47,839
16,105
- - -
24,408
20,416
(13,090)
47,839
44,577
28,542
18,098
952
(5,002)
(33,262)
53,905
42,415
- - -
- - -
- - -
11,490
53,905
44,890
22,974
(50,139)
16,409
9,321
(9,327)
34,128
32,050
8,060
- - -
- - -
(5,982)
34,128
55,951
24,488
31,654
9,362
7,292
(19,524)
109,223
23,700
4,954
27,399
40,676
12,494
109,223
73,796
31,089
12,699
8,518
8,551
(27,056)
107,597
78,511
594
366,598
37,572
(375,678)
107,597
($ in thousands)
c
b
a
2007
63,729
35,535
40,005
3,923
6,095
(42,041)
107,246
947
75
20,086
36,122
50,016
107,246
c
39
Net Income
Depreciation & Amortization
Changes in Working Capital
Proceeds from Stock Options Exercised
Other
Capital Expenditures
Total Sources of Cash
Debt Repayment, Net
Payment of Refinancing
Acquisitions
Repurchase of Stock
Increase (Decrease) in Cash
SOURCES
USES

July 29, 2007
Capitalization
Current Debt Ratings: Moody’s – Ba2
S & P – BB/stable
($ in millions) Oct. 29, 2006
$   25
$ 315
$ 180
$     3
$ 498
$ 499
$997
50%
49%
7.3 X
2.7 X
2.6 X
Cash
$125 Million Revolver due 2009
$400 Million Term Loan due 2010
$180 Million Convertible Notes due 2024
Industrial Revenue Bond
Total Debt
Total Stockholders’ Equity
Total Book Capitalization
Total Debt/Book Capitalization
Net Debt/Book Capitalization
LTM EBITDA/Interest
Total Debt/LTM EBITDA
Net Debt/LTM EBITDA
- $ -
$
20
$
%
%
%
%
%
%
Jan. 28, 2007
$   11
$ 315
$ 180
$     3
$ 518
$ 511
$1,029
50
50
6.5 X
2.8 X
2.8 X
$     7
$ 315
$ 180
$     2
$ 497
$ 535
$1,032
48
48
6.1 X
2.8 X
2.7 X
%
%
NCI completed the acquisition of Garco on January 31, 2007. Existing cash of $15.4 million and stock of $1.8 million were utilized to fund the purchase price.
a
$     5
$   44
$ 315
$ 180
$     3
$ 542
$ 512
$1,054
51
51
5.9 X
3.0 X
3.0 X
Apr. 29, 2007
-
$
Jan. 27, 2008
$   26
$ 293
$ 180
$     2
$ 475
$ 546
$1,021
47
45
6.1 X
2.7 X
2.6 X
40
Oct 28, 2007
%
%
$   75
$ 315
$ 180
$     2
$ 497
$ 540
$1,037
48
44
6.1 X
2.8 X
2.4 X
-
$
a

70%
60%
50%
40%
30%
20%
10%
0%
61%
58%
53%
49%
43%
35%
28%
49%
44%
1999
2000
2001
2002
2003
2004
2005*
2006*
2007*

Debt/Total Book Capitalization Debt/Total Book Capitalization * Net Debt/Book Capitalization 41

| | | | | | | |
|---|---|---|---|---|---|---|
| | | | | | | |
| | | | | | | |
| | | | | | | |

Appendix I
Reconciliation of Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
($ in thousands)
Trailing
12 mo.
60,786
39,170
28,212
35,658
- - -
9,621
- - -
173,447
19,808
15,691
3,615
6,373
- - -
1,183
- - -
46,670
Q1
2005
Q4
2004
Q3
2004
Q2
2004
Q1
2004
5,768
4,041
4,578
5,673
793
- - -
- - -
20,853
7,693
5,267
4,304
5,787
1,209
- - -
- - -
24,260
8,395
6,683
3,736
5,749
1,228
336
9,879
36,006
23,034
13,776
2,508
5,765
1,850
347
- - -
47,280
10,722
7,333
3,091
5,803
1,448
705
- - -
29,102
Q2
2005
10,732
7,149
3,524
5,806
1,494
952
- - -
29,657
Q3
2005
14,689
10,087
3,923
6,506
907
844
- - -
36,956
Q4
2005
Q1
2006
12,893
8,252
4,119
6,267
- - -
1,895
- - -
33,426
Q2
2006
11,179
7,186
5,368
6,776
- - -
2,138
- - -
32,647
Q3
2006
21,675
12,655
7,969
8,554
- - -
2,111
- - -
52,964
Q4
2006
28,049
17,143
7,231
8,692
- - -
1,017
- - -
62,132
Q1
2007
Q2
2007
Q3
2007
Q4
2007
10,453
6,628
7,235
8,156
- - -
1,860
- - -
34,332
6,511
4,309
7,363
7,918
- - -
2,288
- - -
28,389
21,328
13,846
7,149
9,308
- - -
2,262
- - -
53,893
25,437
16,313
6,853
9,301
- - -
2,200
- - -
60,104
42
Net Income
Income Taxes
Interest  Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Debt Refinancing
ADJUSTED EBITDA
Q1
2008
7,510
4,702
6,847
9,131
- - -
2,871
- - -
31,061

Appendix II
Reconciliation of Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
a
Includes a non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets
($ in thousands)
Net Income
Income Taxes
Interest Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Non-Cash Real Estate
Write Down, Net of Tax
Debt Refinancing
Cumulative Effects of
Accounting Change,
Net of Tax
ADJUSTED EBITDA
17,032
10,023
56
3,226
775
- - -
- - -
- - -
- - -
31,112
24,814
15,076
108
5,791
1,155
- - -
- - -
- - -
- - -
46,944
27,887
16,238
163
7,876
1,604
- - -
- - -
- - -
- - -
53,768
37,318
24,531
20,756
17,818
2,219
- - -
- - -
- - -
- - -
102,642
44,577
32,294
35,449
28,542
4,144
- - -
- - -
1,001
- - -
146,007
16,535
16,151
33,090
34,866
3,491
- - -
1,330
- - -
- - -
105,463
(33,773)
19,970
21,591
22,883
3,581
- - -
- - -
808
65,087
100,147
22,800
14,758
19,777
23,007
3,229
- - -
391
- - -
- - -
83,962
55,951
40,260
14,153
24,488
3,849
3,684
- - -
- - -
- - -
142,385
44,890
29,767
15,126
22,974
5,080
683
- - -
9,879
- - -
128,399
44,407
32,866
39,069
33,487
3,677
- - -
- - -
- - -
- - -
153,506
63,729
41,096
28,600
34,683
- - -
8,610
- - -
- - -
- - -
176,718
a
2003 2002 2001 2000 1995 1996 1997 1998 1999
2005
2004
2007
73,796
45,236
24,687
30,289
- - -
7,161
- - -
- - -
- - -
181,169
2006
43

59,219
42,788
16,431
4,643
157,021
22,838
134,183
12,086
218,043
9,354
208,689
20,536
434,283
74,980
359,303
24,035
14%
5%
28%
36%
37%
9%
50%
58%
10%
100%
100%
7%
272,543
188,960
83,583
25,135
715,033
101,709
613,324
60,265
969,047
41,681
927,366
101,798
1,956,623
332,350
1,624,273
130,939
(             )
(             )
(           )
(             )
278,814
160,941
117,873
24,948
771,200
100,364
670,836
91,998
822,963
41,190
781,773
71,962
1,872,977
302,495
1,570,482
137,287
(             )
(             )
(           )
(             )
62,275
42,893
19,382
2,695
154,838
21,804
133,034
11,091
216,728
7,655
209,073
18,869
433,841
72,352
361,489
18,496
(           )
(           )
(         )
(           )
(           )
(           )
(         )
(           )
Appendix III
Reconciliation of Segment Sales to Third Party Segment Sales
Metal Coil Coating
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Metal Components
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Engineered Building Systems
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Consolidated
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Q1 2007 Q1 2008
FY 2006 FY 2007
14%
5%
30%
36%
38%
10%
50%
57%
11%
100%
100%
8%
15%
7%
21%
41%
43%
14%
44%
50%
9%
100%
100%
9%
14%
5%
14%
36%
37%
8%
50%
58%
9%
100%
100%
5%
($ in thousands)
44

NCI Building Systems, Inc. 10943 N. Sam Houston Parkway West Houston, Texas 77064 281.897.7788 NYSE Symbol: NCS www.ncilp.com